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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                             ---------------------

                                    FORM 8-K
                             ---------------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 14, 2001

                       LORAL SPACE & COMMUNICATIONS LTD.
             (Exact name of registrant as specified in its charter)

            BERMUDA                         1-14180                       13-3867424
 (State or other jurisdiction      (Commission File Number)              (IRS Employer
       of incorporation)                                              Identification No.)

       C/O LORAL SPACECOM CORPORATION
              600 THIRD AVENUE
             NEW YORK, NEW YORK                                    10016
  (Address of principal executive offices)                      (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 697-1105

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ITEM 5.  OTHER EVENTS.

     On November 23, 2001, Loral Space & Communications Ltd., a Bermuda corporation ("Loral Space"), announced that its wholly owned subsidiary, Loral Cyberstar, Inc., a Delaware corporation ("Loral CyberStar"), commenced an exchange offer and consent solicitation for approximately $927 million aggregate principal amount of its issued and outstanding 11 1/4% Senior Notes due 2007 (the "Senior Notes") and 12 1/2% Senior Discount Notes due 2007 (the "Senior Discount Notes").

     The exchange offer and consent solicitation will expire at midnight, New York City time, on Thursday, December 20, 2001, unless extended or terminated.

     Under the terms of the offer, holders of the Senior Notes and Senior Discount Notes would receive in total up to $675 million principal amount of new Loral CyberStar 10% Senior Notes due July 15, 2006 (the "New Notes"), which will be guaranteed by Loral Space, together with five-year warrants to purchase up to approximately 6.7 million shares of Loral Space's common stock (less than two percent of outstanding Loral Space stock) at 110 percent of the market price of Loral Space stock calculated over the ten consecutive trading days preceding the second trading day before the closing of the exchange offer. A copy of the form of indenture related to the New Notes, the form of guarantee agreement between Loral Space and Bankers Trust Company, as trustee, and the form of warrant agreement between Loral Space and The Bank of New York, as warrant agent, are included as exhibits to this filing and are incorporated herein by reference.

     For additional information about the exchange offer please contact the information agent, Morrow & Co., Inc., at the following numbers: for banks & brokerage firms call: 800-654-2468, for U.S. noteholders call: 800-607-0088 and for international noteholders call collect: 212-754-8000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

99.1 Form of Indenture by and among Loral CyberStar, certain of its subsidiaries, Loral Space and Bankers Trust Company, as trustee, with form of 10% Senior Notes due 2006, included therein.(1)
99.2  Form of Guaranty Agreement between Loral Space and Bankers
      Trust Company, as Trustee.(2)
99.3 Form of Subordinated Guaranty Agreement between Loral Space and Loral SpaceCom Corporation, Inc. with respect to the $29.7 million aggregate principal amount, 10% Subordinated
      Note due 2006, with a copy of the 10% Subordinated Note due
      2006 included therein.
99.4 Form of Warrant Agreement between Loral Space and The Bank of New York, as Warrant Agent.(3)

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(1) This exhibit No. 99.1 amends and supersedes exhibit No. 4.7 to Amendment No.
    1 to the Registration Statement on Form S-4 (SEC File No. 333-73600-02) filed with the Securities and Exchange Commission on November 21, 2001.

(2) This exhibit No. 99.2 amends and supersedes exhibit No. 4.8 to Amendment No. 1 to the Registration Statement on Form S-4 (SEC File No. 333-73600-02) filed with the Securities and Exchange Commission on November 21, 2001.

(3) This exhibit No. 99.3 amends and supersedes exhibit No. 4.9 to Amendment No. 1 to the Registration Statement on Form S-4 (SEC File No. 333-73600-02) filed with the Securities and Exchange Commission on November 21, 2001.

                                        1
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LORAL SPACE & COMMUNICATIONS LTD.

                                          By:      /s/ JANET T. YEUNG
                                            ------------------------------------
                                            Name: Janet T. Yeung
                                              Title: Vice President, Deputy
                                              General Counsel
                                            and Assistant Secretary

Date: December 14, 2001

                                        2
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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                      DESCRIPTION OF EXHIBIT
-------                     ----------------------
 99.1    Form of Indenture by and among Loral CyberStar, certain of its subsidiaries, Loral Space and Bankers Trust Company, as trustee, with form of 10% Senior Notes due 2006, included
         therein.(1)
 99.2    Form of Guaranty Agreement between Loral Space and Bankers
         Trust Company, as Trustee.(2)
 99.3    Form of Subordinated Guaranty Agreement between Loral Space and Loral SpaceCom Corporation, Inc. with respect to the
         $29.7 million aggregate principal amount, 10% Subordinated
         Note due 2006, with a copy of the 10% Subordinated Note due
         2006 included therein.
 99.4    Form of Warrant Agreement between Loral Space and The Bank of New York, as Warrant Agent.(3)

---------------

(1) This exhibit No. 99.1 amends and supersedes exhibit No. 4.7 to Amendment No. 1 to the Registration Statement on Form S-4 (SEC File No. 333-73600-02) filed with the Securities and Exchange Commission on November 21, 2001.

(2) This exhibit No. 99.2 amends and supersedes exhibit No. 4.8 to Amendment No. 1 to the Registration Statement on Form S-4 (SEC File No. 333-73600-02) filed with the Securities and Exchange Commission on November 21, 2001.

(3) This exhibit No. 99.3 amends and supersedes exhibit No. 4.9 to Amendment No. 1 to the Registration Statement on Form S-4 (SEC File No. 333-73600-02) filed with the Securities and Exchange Commission on November 21, 2001.